UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
Columbia Care Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fe e paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COLUMBIA CARE INC.
August 29, 2022
Dear shareholders of Columbia Care Inc.:
On behalf of the directors and management team of Columbia Care Inc. (the “Company”), we are pleased to invite you to attend the Company’s annual general meeting of the shareholders (the “Meeting”), to be held at 11:00 a.m. (Toronto time) on September 20, 2022. The Meeting will be held in a virtual only format, which will be conducted via live audio webcast.
At the Meeting, the holders of common shares and proportionate voting shares of the Company (the “Shareholders”) will be asked to receive the audited annual financial statements of the Company for the year ended December 31, 2021, together with the report of the auditor thereon. Shareholders will also be asked to consider and vote upon the following proposals at the Meeting:
1.
To elect the directors for the ensuing year (the “Directors”), and

2.
To re-appoint Davidson & Company LLP as the auditors of the Company and authorize the Directors to fix the remuneration of the auditors.

As a valued Shareholder, your views and involvement in the Company are important to us. At the Meeting, you will have the opportunity to vote on, and ask questions relating to, the Meeting matters.
Your vote matters. You may exercise it by completing the proxy form or voting instruction form or by virtually attending the Meeting. The accompanying proxy statement and management information circular describes the business to be conducted at the Meeting, important additional information and detailed instructions on voting and participation at the Meeting, and the Company’s governance practices.
Thank you for your investment and we look forward to connecting with you at the Meeting.
Sincerely,
(Signed) “Nicholas Vita”
Nicholas Vita
Chief Executive Officer and Director

COLUMBIA CARE INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2022
TO THE SHAREHOLDERS OF COLUMBIA CARE INC.
NOTICE IS HEREBY GIVEN that an annual general meeting (the “Meeting”) of the holders (“Shareholders”) of common shares (“Common Shares”) and proportionate voting shares (“Proportionate Voting Shares”, and together with the Common Shares, “Shares”) of Columbia Care Inc. (the “Company”) will be held at 11:00 a.m. (Toronto time) on September 20, 2022 virtually via live audio webcast online at https://web.lumiagm.com/#/278202795 for the following purposes:
1.
to receive the audited annual financial statements of the Company for the year ended December 31, 2021, together with the report of the auditor thereon;

2.
to elect directors of the Company for the ensuing year. For more information, see “Business to be Transacted at the Meeting — Election of Directors” in the Company’s proxy statement and management information circular dated August 29, 2022 (the “Information Circular”);

3.
to appoint the auditor of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration of the auditor. For more information, see “Business to be Transacted at the Meeting — Appointment of Auditors” in the Information Circular; and

4.
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders should refer to the Information Circular for more detailed information with respect to the matters to be considered at the Meeting. The Information Circular and other Meeting materials also contain important information with respect to voting your Shares and attending and participating at the Meeting.
The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Shareholders, regardless of geographic location and equity ownership, will have an opportunity to participate at the Meeting and engage with Company leadership as well as other Shareholders. Shareholders will not be able to attend the Meeting in person.
Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/#/278202795. Shareholders who hold their Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary (“Beneficial Shareholders”) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but will not be able to participate or vote at the Meeting.
If you are a Registered Shareholder and are unable to virtually attend the Meeting, please exercise your right to vote by dating, signing and returning the accompanying form of proxy to Odyssey Trust Company (“Odyssey”), the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and click on VOTE and enter the 12 digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 11:00 a.m. (Toronto time) on September 16, 2022 or two business days preceding the date of any adjournment or postponement. If you are unable to attend the Meeting, we encourage you to complete the enclosed form of proxy as soon as possible. If a Shareholder received more than one form of proxy because such holder owns Shares registered in different names or addresses, each form of proxy should be completed and returned. The Chairman of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.
A Shareholder who wishes to appoint a person other than the management nominees identified on the form of proxy or voting instruction form, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the form of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Shares, including if you are a Beneficial Shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form of proxy or voting instruction form identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting. To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com and provide Odyssey with their proxyholder’s contact information, amount of Shares appointed, name in which the Shares are registered if they are a registered Shareholder, or name of broker where the Shares are held if a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a Username via email.
If you are a Beneficial Shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy in accordance with the instructions provided to you by your broker or by the other intermediary.
The board of directors of the Company has fixed August 2, 2022 as the record date for notice and for voting at the Meeting. Shareholders of record at the close of business on August 2, 2022 are entitled to notice of the Meeting and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof on the basis of one vote for each Common Share held and 100 votes for each Proportionate Voting Share held, except to the extent that: (i) a registered Shareholder has transferred the ownership of any Shares subsequent to August 2, 2022, and (ii) the transferee of those Shares produces properly endorsed share certificates, or otherwise establishes that he, she or it owns the Shares and demands, not later than 10 days before the Meeting, that his, her or its name be included on the list of persons entitled to vote at the Meeting, in which case, the transferee shall be entitled to vote such Shares at the Meeting. The transfer books will not be closed.
BY ORDER OF THE BOARD OF DIRECTORS
(Signed) “Nicholas Vita”
Nicholas Vita
Chief Executive Officer and Director
August 29, 2022

i

COLUMBIA CARE INC. INFORMATION CIRCULAR
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 20, 2022
PURPOSE OF SOLICITATION
This proxy statement and information circular (“Information Circular”) is furnished in connection with the solicitation of proxies by the management of Columbia Care Inc. (the “Company”) for use at the annual general (the “Meeting”) of the holders (“Shareholders”) of common shares (“Common Shares”) and proportionate voting shares (“Proportionate Voting Shares”, and together with the Common Shares, “Shares”) of the Company.
The Meeting will be held at 11:00 a.m. (Toronto time) on September 20, 2022 virtually via live audio webcast online at https://web.lumiagm.com/#/278202795 and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders (the “Notice of Meeting”) accompanying this Information Circular. Information contained herein is given as of August 15, 2022 unless otherwise specifically stated.
The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Shareholders, regardless of geographic location and equity ownership, will have an opportunity to participate at the Meeting and engage with Company leadership. Shareholders will not be able to attend the Meeting in person.
Solicitation of proxies will be primarily by mail but may also be by telephone, facsimile, email or in person by directors, officers and employees of the Company who will not be additionally compensated therefor. Arrangements have been made with brokers, nominees or other persons holding Shares in their names for others to send the Notice of Meeting, Information Circular and the form of proxy for the meeting, the annual financial statements of the Company for the financial year ended December 31, 2021 and the related management’s discussion and analysis, where applicable, and other meeting materials (collectively the “Meeting Materials”) to the beneficial owners of the Shares held of record by such parties. Brokers, nominees or other persons holding Shares in their names for others may be reimbursed for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such Shares. The costs of soliciting proxies will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES
The information in this section applies to Shareholders who hold their own Shares in their own name and have a share certificate or direct registration system (DRS) statement (a “Registered Shareholder”). As a Registered Shareholder, you are identified on the share register maintained by the Company’s register and transfer agent, Odyssey Trust Company (“Odyssey”), as being a Shareholder.
Enclosed herewith is a form of proxy for use at the Meeting. The persons named in the form of proxy are directors and/or officers of the Company. A Registered Shareholder submitting a proxy who wishes to appoint a person other than the management nominees identified on the form of proxy or voting instruction form, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the form of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Shares, including if you are a Beneficial Shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form of proxy or voting instruction form identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting. To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com and provide Odyssey with their proxyholder’s contact information, amount of Shares appointed, name in which the Shares are registered if they are a registered Shareholder, or name of broker where the Shares are held if a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a Username via email.
A Registered Shareholder who has given a proxy may revoke it prior to its use, in any manner permitted by law, including by an instrument in writing executed by the Registered Shareholder or by his, her or its attorney authorized in writing or, if the Registered Shareholder is a corporation, executed by a duly authorized officer or attorney thereof and deposited at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used or with the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof.
ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES AND PROPORTIONATE
VOTING SHARES
The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold Shares in their own name. Shareholders who do not hold their Shares in their own name (referred to in this Information Circular as “Beneficial Shareholders”) should note that only proxies deposited by Registered Shareholders can be recognized and acted upon at the Meeting. If Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Shares will not be registered in the Shareholder’s name on the records of the Company. Such Shares will more likely be registered under the names of the Shareholder’s broker or an agent of that broker (an “Intermediary”). In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). Shares held by Intermediaries or their agents or nominees can only be voted upon the instructions of the Beneficial Shareholder. Without specific instructions, Intermediaries and their agents and nominees are prohibited from voting Shares for the Intermediary’s clients. Therefore, Beneficial Shareholders should contact their broker or other Intermediary as soon as practicable to ensure that instructions respecting the voting of their Shares are communicated to the appropriate person.
In accordance with the requirements of NI 54-101, the Company has distributed copies of the Meeting Materials to CDS & Co. and Intermediaries for onward distribution to Beneficial Shareholders as well as directly to NOBOs (as defined below).
Beneficial Shareholders fall into two categories — those who object to their identity being known to the issuers of the securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities which they own (“NOBOs”). Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from Intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials to such NOBOs. If you are a NOBO and the Company or its agent has sent the Meeting Materials directly to you, your name, address and information about your holdings of Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the Shares on your behalf.
The Company’s OBOs can expect to be contacted by their Intermediary. The Company does not intend to pay for Intermediaries to deliver the Meeting Materials to OBOs and it is the responsibility of such Intermediaries to ensure delivery of the Meeting Materials to their OBOs.
Applicable regulatory policy requires Intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every Intermediary or broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to Registered Shareholders; however, its purpose is limited to instructing the Registered Shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Services, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Beneficial Shareholder is requested to complete and return the voting instruction form to them by mail or facsimile. Alternatively, the Beneficial Shareholder can call a toll-free telephone number or visit www.proxyvote.com to vote the Shares held by the Beneficial Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a voting instruction form cannot use that voting instruction form to vote Shares directly at the Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the Shares voted.
Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of his, her or its broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for a Registered Shareholder and vote the Shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their Shares as proxyholder for a Registered Shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.
VOTING OF PROXIES
If you are a Registered Shareholder and are unable to virtually attend the Meeting, please exercise your right to vote by dating, signing and returning the accompanying form of proxy to Odyssey, the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and click on VOTE and enter the 12 digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 11:00 a.m. Toronto time) on September 16, 2022 or two business days preceding the date of any adjournment or postponement. If you are unable to attend the Meeting, we encourage you to complete the enclosed form of proxy as soon as possible. If a Shareholder received more than one form of proxy because such holder owns Shares registered in different names or addresses, each form of proxy should be completed and returned. The Chairman of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.
All Shares represented at the Meeting by properly executed proxies will be voted on any matter that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the accompanying form of proxy, the Shares represented by the proxy will be voted in accordance with such instructions. In the absence of any such instructions, the persons whose names appear on the printed form of proxy will vote in favour of all the matters set out thereon.

The enclosed form of proxy confers discretionary authority upon the persons named therein. If any other business or amendments or variations to matters identified in the Notice of Meeting properly comes before the Meeting, then discretionary authority is conferred upon the person appointed in the proxy to vote in the manner they see fit, in accordance with their best judgment.
At the time of the printing of this Information Circular, the management of the Company knew of no such amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting.
VOTING AT THE MEETING
Registered Shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below. See “How to Attend and Participate in the Meeting”.
Beneficial Shareholders who have not duly appointed themselves as proxyholder will not be able to attend, participate or vote at the Meeting. This is because the Company and Odyssey do not have a record of the Beneficial Shareholders of the Company, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder. If you are a Beneficial Shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder, by inserting your own name in the space provided on the voting instruction form sent to you and must follow all of the applicable instructions provided by your Intermediary. See “Appointment of a Third Party as a Proxy” and “How to Attend and Participate in the Meeting”.
Appointment of a Third Party as a Proxy
The following applies to Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or voting instruction form as proxyholder, including Beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.
Shareholders who wish to appoint a Third Party Proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Shares MUST submit their proxy or voting instruction form (as applicable) appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to attend, participate or vote at the Meeting.
Step 1 — Submit your proxy or voting instruction form — To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a Beneficial Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under this section for additional details.
Step 2 — Register your proxyholder — To register a proxyholder, shareholders MUST send an email to https://login.odysseytrust.com/pxlogin by 11:00 a.m. (Toronto time) on September 16, 2022 and provide Odyssey with the required proxyholder contact information, amount of Shares appointed, name in which the Shares are registered if they are a Registered Shareholder, or name of broker where the shares are held if a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting.
If you are a Beneficial Shareholder and wish to attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary. Please also see further instructions below under the heading “How to Attend and Participate in the Meeting”.
Legal Proxy — U.S. Beneficial Shareholders
If you are a Beneficial Shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under “How to Attend and Participate in the Meeting”, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the voting information form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Beneficial Shareholders located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail to https://login.odysseytrust.com/pxlogin and received by 11:00 a.m. (Toronto time) on September 16, 2022.
HOW TO ATTEND AND PARTICIPATE IN THE MEETING
The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting (including for voting and asking questions at the Meeting), Shareholders must have a valid Username. Guests are welcome to attend and view the webcast, but will be unable to participate or vote at the Meeting. To join as a guest please visit the Meeting online at https://web.lumiagm.com/#/278202795 and select “Join as a Guest” when prompted.
Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/#/278202795. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting:
Registered Shareholders:   The control number located on the form of proxy is the Username. The Password to the Meeting is “columbia2022” (case sensitive). If as a Registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open. By voting at the meeting, you will revoke your previous voting instructions received prior to the voting deadline.
Duly appointed proxyholders:   Odyssey will provide the proxyholder with a Username by e-mail after the voting deadline has passed. The Password to the Meeting is “columbia2022” (case sensitive). Only Registered Shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Beneficial Shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting as a guest but not be able to participate or vote at the Meeting. Shareholders who wish to appoint a Third Party Proxyholder to represent them at the Meeting, including Beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting, MUST submit their duly completed proxy or voting instruction form AND register the proxyholder. See “Appointment of a Third Party as Proxy”.
If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.
BROKER NON-VOTES AND ABSTENTIONS
In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the ratification of the appointment of Davidson & Company LLP as our auditors for the fiscal year ended December 31, 2022, all of the other matters to be voted on at the

Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.
The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any broker non-votes will have no impact in the election of directors or any other matter to be voted on at the Meeting.
An “ABSTAIN” vote, which is available for the proposal to re-appoint Davidson & Company LLP as the auditors of the Company and authorize the Directors to fix their remuneration, will have the effect of a vote “AGAINST” such proposal.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON
Except as disclosed in this Information Circular, management of the Company is not aware of any material interest of any director or executive officer or any associate or affiliate of any of the foregoing in any matter to be acted on at the Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The board of directors of the Company (the “Board”) has fixed August 2, 2022 as the record date for notice and for voting at the Meeting (the “Record Date”). Shareholders at the close of business on the Record Date are entitled to receive notice of the Meeting and to vote at the Meeting at any adjournments or postponements thereof on the basis of one vote for each Common Share held and 100 votes for each Proportionate Voting Share held, except to the extent that: (i) a Registered Shareholder has transferred the ownership of any Shares subsequent to the Record Date; and (ii) the transferee of those Shares produces properly endorsed share certificates, or otherwise establishes that he, she or it owns the Shares and demands, not later than 10 days before the Meeting, that his, her or its name be included on the list of persons entitled to vote at the Meeting, in which case, the transferee shall be entitled to vote such Shares at the Meeting. The transfer books will not be closed. A quorum for the transaction of business at the Meeting is present if Shareholders who, together, hold not fewer than 25% of the votes attaching to the outstanding Shares of the Company entitled to vote at the Meeting are present or represented by proxy.
The authorized capital of the Company consists of (i) an unlimited number of Common Shares; (ii) an unlimited number of Proportionate Voting Shares; and (iii) an unlimited number of Preferred Shares, issuable in series, none of which are issued and outstanding. As of August 15, 2022, there were 386,406,231 Common Shares issued and outstanding and 122,981.28 Proportionate Voting Shares issued and outstanding. The Shareholders are entitled to one vote per Common Share and 100 votes per Proportionate Voting Share at all meetings of the Shareholders either personally or by proxy. The Shareholders are also entitled to dividends, if and when declared by the directors of the Company, and the distribution of the residual assets of the Company in the event of a liquidation, dissolution or winding up of the Company. Generally, the Common Shares and Proportionate Voting Shares have the same rights, are equal in all respects and are treated by the Company as if they were shares of one class only.
The number of votes represented by fractional Proportionate Voting Shares will be rounded down to the nearest whole number. Unless a different majority is required by law or the constating documents of the Company, resolutions to be approved by holders of Shares require approval by a simple majority of the total number of votes of all Shares cast at the Meeting.
To the knowledge of the directors and executive officers of the Company, as of the Record Date, no persons or companies beneficially owned, directly or indirectly, or exercised control or direction over, more than 10% of the issued and outstanding Shares.
As of August 15, 2022, the directors and executive officers of the Company, as a group, beneficially own, directly or indirectly, approximately 12.93% of the issued and outstanding Common Shares of the Company, assuming conversion of all Proportionate Voting Shares into Common Shares.
Pursuant to the Company’s Omnibus Long-Term Incentive Plan (the “Omnibus Plan”), as of August 15, 2022, the directors and executive officers of the Company, as a group, beneficially own, directly or indirectly: 7,155,204 performance share units (“PSUs”) and 5,361,746 restricted share units (“RSUs”) to obtain Common Shares issuable pursuant to the Company’s Omnibus Plan. If all such PSUs and RSUs were exercised, the directors and executive officers of the Company, as a group, would hold approximately 15.52% of the then issued and outstanding Common Shares (on a fully-diluted basis).
BUSINESS TO BE TRANSACTED AT THE MEETING
The following business will be transacted at the Meeting:
Receive the Financial Statements
The audited financial statements of the Company for the financial year ended December 31, 2021 and the report of the auditors thereon will be received at the Meeting. The audited financial statements of the Company and the report of the auditors are being provided to each Shareholder entitled to receive a copy of the Notice of Meeting and this Information Circular and who requested a copy of the audited financial statements and the report of the auditors thereon. The financial statements are also available on SEDAR at www.sedar.com and EDGAR at www.sec.gov.
Election of Directors
The term of office for each director is from the date of the Meeting at which he or she is elected until the next following annual meeting or until his or her successor is elected or appointed. At the Meeting, a board of nine directors will be proposed for election. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected.
The following table sets forth certain information regarding the nominees, their respective positions with the Company, principal occupations or employment during the last five years, the dates on which they became directors of the Company as of the Record Date.
Name and Residence	Age	Position held with the Company	Director Since	Principal Occupation for the Previous Five Years
Nicholas Vita(3) Connecticut, United States	50	CEO and Director	April 26, 2019	Chief Executive Officer, Columbia Care Inc.
Michael Abbott(3) New York, United States	58	Executive Chairman and Director	April 26, 2019	Executive Chairman, Columbia Care Inc.
Frank Savage(1)(2)(3) Connecticut, United States	84	Director	January 31, 2020	Managing Partner of Savage Holdings, LLC
James A.C. Kennedy(2)(3) Maryland, United States	68	Director	April 26, 2019	Director, United Continental; Former President and Chief Executive Officer of T. Rowe Price Group
Jonathan P. May(1)(2) New York, United States	56	Lead Director	April 26, 2019	Managing Director, Floresta Ventures, LLC; Lead Independent Director, INDUS Realty Trust, Inc.; Director, Bridgewater Chocolate, LLC
Jeff Clarke(1)(3) California, United States	61	Director	January 31, 2020	Co-CEO of E.Merge Technology Acquisition Corporation; Director, FTD LLC; Former Chief Executive Officer, Eastman Kodak Company

Name and Residence	Age	Position held with the Company	Director Since	Principal Occupation for the Previous Five Years
Alison Worthington(2) California, United States	57	Director	November 2, 2020	Principal, Worthington Growth Partners; Chief Marketing Officer, Collective Health
Julie Hill(3) California, United States	76	Director	June 7, 2021	Member of Board of Trustees of Lord Abbett; Owner, The Hill Company
Philip Goldberg Maryland, United States	46	Director	July 12, 2021	Co-Founder and Former Chief Executive Officer, Green Leaf Medical, LLC

Notes:
(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nomination and Governance Committee.

(4)
See “Security Ownership of Certain Beneficial Owners and Management” for Shares beneficially owned directly or indirectly or over which control or direction is exercised for each director nominee.

On June 11, 2021, the Company, Philip Goldberg, Kevin Goldberg, Nicholas Vita and Michael Abbott entered into a Nominating Rights and Voting Agreement (the “Voting Agreement”), pursuant to which, among other things, the parties agreed that: (i) Philip Goldberg and Kevin Goldberg are entitled to designate a nominee to serve as director of the Company, and (ii) Nicholas Vita and Michael Abbott agree to cause all of the Common Shares and/or Proportionate Voting Shares and/or any other voting securities of the Company beneficially owned, or over which control or direction is exercised, by Mr. Vita and Mr. Abbott, respectively, to be voted for the such nominee. Pursuant to the Voting Agreement, Philip Goldberg and Kevin Goldberg have designated Philip Goldberg as such nominee for director of the Company, and Mr. Vita and Abbott have agreed to vote all of the Common Shares and/or Proportionate Voting Shares and/or any other voting securities of the Company beneficially owned, or over which control or direction is exercised, by Mr. Vita and Mr. Abbott in favor of Philip Goldberg’s election for director.
Biographies
The following are brief profiles of the directors and director nominees of the Company.
Nicholas Vita, Director and Chief Executive Officer
Nicholas Vita co-founded Columbia Care in 2012. Mr. Vita has over 25 years of experience serving in corporate leadership roles, investing capital, structuring and funding public/private partnerships and providing strategic advisory services to Fortune 500 companies throughout the U.S., Europe, Asia and Latin America. Prior to Columbia Care, Mr. Vita was a Partner and served as the Chairman of the Investment Committee at Apelles Investment Management, LLC, a private investment management company focused on the healthcare and privatized military infrastructure sectors. Before Apelles, Mr. Vita was a General Partner, member of the Investment Committee and the Portfolio Manager for the Healthcare Sector at ARX Investment Management. Previously, he worked in the Investment Banking Division at Goldman Sachs & Co. Inc. as an Analyst, Associate and Vice President in the Healthcare Department where he focused on mergers, raid defense and corporate finance. He is a graduate of Columbia College, Columbia University.
Michael Abbott, Director and Executive Chairman
Michael Abbott co-founded Columbia Care in 2012. Mr. Abbott joined Swiss Bank Corporation in 1990 as an Associate in Equity Capital Markets and was transferred to the Bank’s Chicago branch in 1993 to work with SBC O’Connor. In 1996, Mr. Abbott joined Goldman Sachs as a Vice President in the Convertible Trading and Sales Department and later led its Structured Product Trading and Origination Group.

Mr. Abbott co-founded the foreign exchange trading hedge fund, Elysium Capital, in 2002. In 2006, he became Chief Executive Officer and head of the investment committee of Robeco Sage, a multibillion-dollar fund of hedge funds. He was also appointed Chief Investment Officer of the Cornell University endowment in 2010. In 2012, he became a Managing Director at the Raptor Group, a single family office based out of Boston and New York City. Mr. Abbott started his professional career in 1983 as a London police officer. Mr. Abbott has served as a director of Target Global Acquisition I Corp. (Nasdaq: TGAAU), a special purpose acquisition company, since 2021. Mr. Abbott matriculated at King’s College London’s School of Law, graduating in 1990 with a Bachelor of Laws degree. He serves on the Advisory Counsel of King’s College London Business School and was conferred a Fellowship of King’s College, London in December 2020.
Frank Savage, Director
Frank Savage is currently the Managing Partner of Savage Holdings, LLC, a global financial services company and has previously held senior positions at Citibank, Equitable Life Assurance Corp. (now AXA Inc.) and Alliance Capital Management International as its Chairman. He currently serves on the board of directors of Bloomberg L.P., and has served on the boards of a number of corporations and non-profit organizations, including Lockheed Martin, Inc. and Qualcomm Inc. Mr. Savage earned a Bachelor of Arts degree from Howard University, a Master of Arts degree from the Johns Hopkins Nitze School of Advanced International Studies, and was the recipient of an Honorary Doctorate of Humane Letters from Hofstra University and an honorary Doctor of Humanities degree from Howard University. He serves as Chair Emeritus of Howard University and Trustee Emeritus of The Johns Hopkins University.
James A.C. Kennedy, Director
In December 2015, James A.C. Kennedy resigned from his role as President and Chief Executive Officer of T. Rowe Price Group, a global investment management organization, serving institutions and individuals around the world and retired from T. Rowe Price in March 2016. Mr. Kennedy spent 38 years with T. Rowe Price, including nine years as CEO, during which time the firm’s assets more than doubled to $763 billion. Previously Mr. Kennedy served as an investment analyst, as Director of Research, and as Head of Equities at the firm. Mr. Kennedy also served on the Board of T. Rowe Price for 20 years. Prior to earning his MBA at Stanford University, Mr. Kennedy participated in the Financial Management training program at General Electric. Mr. Kennedy currently serves on the board of United Continental.
Jonathan P. May, Lead Director
Jonathan May is currently Co-Founder and Managing Director of Floresta Ventures, LLC. Floresta invests, owns and operates restaurant and retail concepts. He is also a co-founder and managing director of Floresta Partners, LLC, a consulting firm focusing on growing multi-unit restaurant and retail concepts. Prior to forming Floresta, Mr. May was Executive Director of Natural Capital Partners Holdings LLC. NCPH works with corporations to measure their environmental impact and deliver solutions for positive impact on carbon, renewable energy, water, biodiversity and communities.
Previously Mr. May was a founder and Managing Director of Catalytic Capital LLC, a private equity firm focused on growing retail and consumer branded companies. Before co-founding Catalytic Capital, Mr. May was Senior Vice President of Corporate Development for Triarc Companies, Inc. where he was responsible for merger identification and execution, corporate finance, and strategic planning. Mr. May also served as Chief Executive Officer of Arby’s, Inc., where he managed the growth of 3,400 restaurants comprising $2.5 billion of global system-wide sales. Mr. May held a variety of strategic and operating roles at Arby’s before becoming CEO. Mr. May also is the Lead Independent Director of INDUS Realty Trust, Inc., a publicly traded real estate company, and is also a Director of Bridgewater Chocolate, LLC, a private chocolate manufacturer and retailer. Mr. May formerly was a board member of Sneaker Villa and Marketwatch.com.
Jeff Clarke, Director
Mr. Clarke currently serves as Co-CEO of E.Merge Technology Acquisition Corporation (NASDAQ: ETACU), a special purpose acquisition corporation. Mr. Clarke also serves on the Board of Directors of FTD, LLC. Prior to this, Mr. Clarke spent five years as chief executive officer of Eastman Kodak Company, where he led the restructuring and divestiture of its high multiple packaging print division, substantially reducing Kodak’s debt. Mr. Clarke has also held numerous prominent roles within the technology industry, including chief executive officer, chairman and executive chair positions at Travelport Limited, a leading technology and distribution company in the travel industry. He has also served as chief operating officer for CA Software, executive vice president of global operations at Hewlett-Packard and chief financial officer at Compaq Computer. Mr. Clarke is a former director at Dockers, Autodesk, Red Hat, Compuware and UTStarcom. He earned his MBA from Northeastern University and now serves as a Northeastern University Trustee.
Alison Worthington, Director
Alison Worthington is an innovative marketing leader with nearly three decades of experience transforming brands, product portfolios and P&Ls to deliver growth and ROI. Ms. Worthington held multiple senior level operating roles for The Coca-Cola Company, Starbucks and Microsoft as well as serving as the global Chief Marketing Officer for Method Home Products and a senior consultant at L.E.K. Consulting. She currently leads a marketing consulting practice, where she engages as an interim Chief Marketing Officer and on demand advisor to high growth tech, consumer, life science, retail and e-commerce companies looking to reposition and scale their brands and products with new customer experiences and channels. She leverages her background in building experiential lifestyle brands through compelling communication, disruptive product innovation, digital transformation and omnichannel marketing to put businesses on a path of purposeful growth and competitive differentiation. She has been fortunate to work with great companies like GoPro, Ancestry, Bragg Live Foods and multiple startups. Ms. Worthington earned an MBA from the Harvard Graduate School of Business Administration and an AB in Economics from Smith College.
Julie Hill, Director
Julie Hill has spent more than two decades serving on a range of private and public corporate boards of directors. Most recently, Ms. Hill was a member of the board of directors of Anthem, a Fortune 50 company and the largest U.S. health insurance company by member. She is currently a member of the board of trustees of Lord Abbett, a $225 billion New Jersey-based mutual fund management firm. She was also previously on the board of Lend Lease, based in Sydney, Australia, a $9 billion international construction, development, investment and management firm, publicly traded on the Australian exchange, and Holcim (U.S.), the U.S. operation of a Swiss company, as well as several other public corporate boards. Prior to her last 20 years serving on boards of directors, she founded and ran multiple companies, mostly in the real estate investment and development industry, and was a senior executive at numerous publicly traded companies, including Mobil Land, a division of Mobil Oil, and UK-based Costain Group. Ms. Hill is currently Chair of the Board of Trustees of the University of California at Irvine (UCI), and is a board member of Leaders’ Quest, and the Alliance for SoCal Innovation. She is a member of the International Women’s Forum and Los Angeles Trusteeship, and is a prior member of the Women’s Leadership Board of the Kennedy School of Government at Harvard. She earned a bachelor of arts degree in English from UCLA, and a master’s degree in marketing from the University of Georgia.
Philip Goldberg, Director
Philip Goldberg co-founded Green Leaf Medical, LLC (“Green Leaf Medical”) in 2014 and served as Green Leaf Medical’s CEO until Green Leaf was acquired by Columbia Care in June of 2021. Mr. Goldberg built Green Leaf Medical into a leading multi-state cannabis operator in the mid-Atlantic region with 500 full time employees, 400,000 square feet of cultivation space, three extraction labs, and 10 dispensary licenses across Maryland, Pennsylvania, Virginia and Ohio. Prior to entering the cannabis industry, he founded and operated a successful advertising firm focused on lead generation, digital media, customer acquisition and retention. Mr. Goldberg is a graduate of the University of Arizona.
Corporate Cease Trade Orders or Bankruptcies
To the knowledge of the Company, no director, proposed director or executive officer of the Company has been, at the date hereof or within the last 10 years: (a) a director, chief executive officer or chief financial officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, or (ii) was the subject of an event that resulted, after that person ceased to be a director or chief executive officer or chief financial officer, in the company being the subject of such an order; or (b) a director or executive of a company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
Personal Bankruptcies
To the knowledge of the Company, no director, proposed director or executive officer of the Company has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.
Penalties or Sanctions
To the knowledge of the Company, no director, proposed director or executive officer of the Company has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in making an investment decision.
Majority Voting Policy
The Company has in place a majority voting policy consistent with the Neo Exchange Inc. (the “NEO Exchange”) requirements.
In an uncontested election of directors of the Company, each director should be elected by the vote of a majority of the shares represented in person or by proxy at the shareholders meeting convened for such election of directors. Accordingly, if any nominee for the Board receives a greater number of votes “withheld” from his or her election than votes “for” such election, that director shall promptly tender his or her resignation to the chair of the Board following the meeting of shareholders at which the director was elected.
The Company’s Nomination and Governance Committee shall consider any such offer of resignation and recommend to the Board whether or not to accept it. Any director who has tendered his or her resignation shall not participate in the deliberations of either the Nomination and Governance Committee or the Board at which his or her resignation is considered. In its deliberations, the Nomination and Governance Committee may consider any stated reasons as to why shareholders “withheld” votes from the election of the relevant director, the effect such resignation may have on the Company’s ability to comply with applicable corporate or securities law requirements, applicable regulations or commercial agreements regarding the composition, the dynamics of the Board, and any other factors that the members of the Nomination and Governance Committee consider relevant.
The Board must promptly accept the resignation unless it determines, in consultation with the Nomination and Governance Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. The Board shall, after considering the factors identified by the Nomination and Governance Committee and any other factors that the Board considers relevant, make its decision and announce such decision through a press release within 90 days following the applicable shareholders meeting. A copy of the press release shall be concurrently delivered to the NEO Exchange. If the Board declines to accept the resignation, it should fully state the reasons for its decision in the press release. The resignation of a director will be effective when accepted by the Board.
A copy of the Company’s majority voting policy can be found on the Company’s website at https://columbia.care.
It is the intention of the persons named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the election of each of the nominees specified above as directors of the Company. If, prior to the Meeting, any vacancies occur in the proposed nominees herein submitted, the persons named in the enclosed form of proxy intend to vote FOR the election of any substitute nominee or nominees recommended by management of the Company and FOR each of the remaining proposed nominees.
Pre-Approval Policies and Procedures
The Company’s Audit Committee has a policy related to pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm. Pursuant to this policy, the Audit Committee must pre-approve all services provided by the independent registered public accounting firm. Pre-approvals for classes of services are granted at the start of each fiscal year and are applicable for such year. As provided under the Sarbanes-Oxley Act of 2002 and the SEC’s rules, the Audit Committee, in its discretion, may delegate to one or more of its members the authority to address certain requests for pre-approval in between regularly scheduled meetings of the Audit Committee, and such pre-approval decisions are reported to the Audit Committee at its next regular meeting. The policy is designed to help ensure that there is no delegation by the Audit Committee of authority or responsibility for pre-approval decisions to management.
Appointment of Auditors
Davidson & Company LLP is the auditor of the Company. At the Meeting, Shareholders will be requested to re-appoint Davidson & Company LLP as auditor of the Company to hold office until the next annual meeting of Shareholders or until a successor is appointed, and to authorize the directors to fix the auditors’ remuneration. Representatives of Davidson & Company LLP are expected to be present at the Meeting, will have opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Absent contrary instructions, proxies given pursuant to this solicitation by the management of the Company will be voted “FOR” the appointment of Davidson & Company LLP as the auditor of the Company to hold office until the next annual meeting of Shareholders or until a successor is appointed and the authorization of the directors to fix the remuneration of the auditor.
EXECUTIVE COMPENSATION
Executive Compensation
Summary Compensation Table
The following table sets forth all compensation paid to or earned by the named executive officers of the Company (the “Named Executive Officers” or “NEOs”) in the last two fiscal years.
					Non-equity Incentive Plan Compensation ($)
Name and Principal Position	Year	Salary ($)	Share-Based Awards(1)(2)(3) ($)	Option- Based Awards ($)	Annual Incentive Plans	Long- term Incentive Plans	All Other Compensation(4) ($)	Total Compensation ($)
Nicholas Vita CEO and Director	2021	$485,753	$3,300,003	$0	$360,000	$0	$1,128	$4,146,884
	2020	$416,339	$2,722,138	$0	$550,000	$0	$19,979	$3,708,456
Michael Abbott Executive Chairman and Director	2021	$420,548	$2,170,004	$0	$160,000	$0	$21,128	$2,771,680
	2020	$400,000	$1,944,386	$0	$350,000	$0	$43,229	$2,737,614
David Hart COO	2021	$340,000	$1,500,002	$0	$160,000	$0	$10,543	$2,010,546
	2020	$308,169	$1,333,295	$0	$190,000	$0	$7,050	$1,838,515

Notes:
(1)
2021 share-based award values converted to USD based on exchange rate at date of grant of 1 CAD:0.796144 USD; 2020 share-based award values converted to USD based on exchange rate of 1 CAD:0.784808 USD.

(2)
For 2021, reflects (i) annual share-based awards, specifically 342,652 RSUs and 184,505 PSUs granted to Mr. Vita, 225,320 RSUs and 121,326 PSUs granted to Mr. Abbott, and 155,751 RSUs and 83,866 PSUs granted to Mr. Hart.

(3)
For 2020, reflects (i) annual share-based awards, specifically 894,663 RSUs and 481,742 PSUs granted to Mr. Vita, 639,045 RSUs and 344,102 PSUs granted to Mr. Abbott, and 438,203 RSUs and 235,956 PSUs granted to Mr. Hart.

(4)
Reflects (i) reimbursements for the cost of life insurance, specifically, $1,128 each for Messrs. Vita, Abbott, and Hart, (ii) tax reimbursements of $20,000 for Mr. Abbott, and (iii) Company 401(k) contribution of $9,415 for Mr. Hart.

Outstanding Equity Awards Table
The following table sets forth information concerning the option-based and share-based awards granted to the Company’s Named Executive Officers that were outstanding as of December 31, 2021.
	Option-based Awards				Share-based Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Value of Unexercised In-the-Money Options ($)	Number of Shares or Units of Shares That Have Not Vested (#)	Market or Payout Value of Share-Based Awards That Have Not Vested ($)(1)(2)	Market Or Payout Value of Vested Share-Based Awards Not Paid Out or Distributed ($)
Nicholas Vita CEO and Director	—	$0	—	$0	4,084,768	$11,387,023	$0
Michael Abbott Executive Chairman and Director	—	$0	—	$0	3,461,345	$9,649,119	$0
David Hart COO	—	$0	—	$0	1,800,189	$5,018,349	$0

Notes:
(1)
Market value of unvested share-based awards calculated based on the closing share price on December 31, 2021 (converted to USD based on an exchange rate of 1 CAD:0.787480 USD).

(2)
For outstanding PSUs whose performance has been certified, reflects number of shares eligible to vest; for outstanding PSUs whose performance has not yet been certified, reflects target number of shares.

Deferred Compensation Plans
The Company’s Board of Directors approved termination of the Income Incentive Plan (i.e., the deferred compensation plan under the Legacy Management Incentive Plan), effective April 1, 2020, and all outstanding deferred compensation will subsequently be paid out in shares of the Company between 12 and 24 months following plan termination per 409A of the IRS code. The Company has no other deferred compensation plans.
Termination and Change of Control Benefits
Other than as described herein, the Company does not have any contract, agreement, plan or arrangement that provides for payments to a NEO at, following, or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, a change of control of the Company or a change in a NEO’s responsibilities. Note that the dollar value of potential accelerated equity in connection with a qualifying termination reflects an exchange rate of 1 CAD: 0.784808 USD.
Nicholas Vita
On April 26, 2019, the Company entered into an employment agreement with Mr. Vita (the “Vita Agreement”). In the event of termination without cause of Mr. Vita’s employment or if Mr. Vita resigns for good reason in connection with a change of control, Mr. Vita shall receive (i) an amount equal to thirty-six (36) months of the sum of Mr. Vita’s then base salary and target bonus paid over such 36-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Vita’s health insurance premiums to continue Mr. Vita’s health insurance coverage for thirty-six (36) months beyond the termination date; and (iii) Mr. Vita shall receive outplacement services for a period of one (1) year following the termination date. The change of control payments and benefits that would be made to Mr. Vita are conditioned on and subject to Mr. Vita signing and not rescinding the Vita Agreement, a non-disclosure agreement and an effective, general release of all claims in favour of the Company within no greater than 60 days following the termination date. Upon a qualifying termination in connection with a change of control, Mr. Vita’s outstanding time-vested RSUs, including the time-vested portion of his outstanding restricted stock unit award, granted April 26, 2019 (the “Vita Post-Closing RSU Grant”), will vest in full and his outstanding performance-vested RSUs/PSUs, including his performance-vested portion of the Vita Post-Closing RSU Grant, will vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. The total estimated incremental payments, payables and benefits to Mr. Vita in the event his employment is terminated in connection with a change of control, as if such event occurred on the last business day of the Company’s most recently completed financial year, is $9,429,133, with Mr. Vita’s health insurance coverage continuing for thirty-six (36) months from the termination date.
In the event that the Company terminates Mr. Vita’s employment without cause or Mr. Vita resigns for good reason, Mr. Vita shall receive (i) an amount equal to twenty-four (24) months of the sum of Mr. Vita’s then base salary and target bonus paid over such 24-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Vita’s health insurance premiums to continue Mr. Vita’s health insurance coverage for twenty-four (24) months beyond the termination date; and (iii) Mr. Vita shall receive outplacement services for a period of one (1) year following the termination date. The payments and benefits that would be made to Mr. Vita are conditioned on and subject to Mr. Vita signing and not rescinding the Vita Agreement, a non-disclosure agreement and an effective, general release of all claims in favour of the Company within no greater than 60 days following the termination date. Upon an involuntary termination without cause or a termination for good reason, Mr. Vita’s outstanding time-vested RSUs and performance-vested RSUs/PSUs will be forfeited. As an exception, Mr. Vita’s outstanding time-vested portion of the Vita Post-Closing RSU Grant will vest in full and his performance-vested portion of the Vita Post-Closing RSU Grant will vest, with the number of shares earned to be based on actual performance through the full performance period, pro-rated for months served. The total estimated incremental payments and payables to Mr. Vita in the event of termination of his employment without cause (other than due to a change of control), as if such event occurred on the last business day of the Company’s most recently completed financial year, is $2,537,819, with Mr. Vita’s health insurance coverage continuing for twenty-four (24) months from the termination date.
Michael Abbott
On April 26, 2019, the Company entered into an employment agreement with Mr. Abbott (the “Abbott Agreement”). In the event of termination without cause of Mr. Abbott’s employment or if Mr. Abbott resigns for good reason in connection with a change of control, Mr. Abbott shall receive (i) an amount equal to thirty-six (36) months of the sum of Mr. Abbott’s then base salary and target bonus paid over such 36-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Abbott’s health insurance premiums to continue Mr. Abbott’s health insurance coverage for thirty-six (36) months beyond the termination date; and (iii) Mr. Abbott shall receive outplacement services for a period of one (1) year following the termination date. The change of control payments and benefits that would be made to Mr. Abbott are conditioned on and subject to Mr. Abbott signing and not rescinding the Abbott Agreement, a non-disclosure agreement and an effective, general release of all claims in favour of the Company within no greater than 60 days following the termination date. Upon a qualifying termination in connection with a change of control, Mr. Abbott’s outstanding time-vested RSUs, including the time-vested portion of his outstanding restricted stock unit award, granted April 26, 2019 (the “Abbott Post-Closing RSU Grant”), will vest in full and his outstanding performance-vested RSUs/PSUs, including his performance-vested portion of the Abbott Post-Closing RSU Grant, will vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. The total estimated incremental payments, payables and benefits to Mr. Abbott in the event his employment is terminated in connection with a change of control, as if such event occurred on the last business day of the Company’s most recently completed financial year, is $6,881,230, with Mr. Abbott’s health insurance coverage continuing for thirty-six (36) months from the termination date.
In the event that the Company terminates Mr. Abbott’s employment without cause or Mr. Abbott resigns for good reason, Mr. Abbott shall receive (i) an amount equal to twenty-four (24) months of the sum of Mr. Abbott’s then base salary and target bonus paid over such 24-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Abbott’s health insurance premiums to continue Mr. Abbott’s health insurance coverage for twenty-four (24) months beyond the termination date; and (iii) Mr. Abbott shall receive outplacement services for a period of one (1) year following the termination date. The severance payments and benefits that would be made to Mr. Abbott are conditioned on and subject to Mr. Abbott signing and not rescinding the Abbott Agreement, a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Upon an involuntary termination without cause or a termination for good reason, Mr. Abbott’s outstanding time-vested RSUs and performance-vested RSUs/PSUs will be forfeited. As an exception, Mr. Abbott’s outstanding time-vested portion of the Abbott Post-Closing RSU Grant will vest in full and his performance-vested portion of the Abbott Post-Closing RSU Grant will vest, with the number of shares earned to be based on actual performance through the full performance period, pro-rated for months served. The total estimated incremental payments and payables to Mr. Abbott in the event of termination of his employment without cause (other than due to a change of control), as if such event occurred on the last business day of the Company’s most recently completed financial year, is $1,997,819, with Mr. Abbott’s health insurance coverage continuing for twenty-four (24) months from the termination date.
David Hart
On April 26, 2019, the Company entered into an employment agreement with Mr. Hart, as amended on January 1, 2022 (the “Hart Agreement”). The Hart Agreement may be terminated at any time by Mr. Hart or the Company. In the event of termination without cause of Mr. Hart’s employment in connection with a change of control, Mr. Hart shall receive (i) an amount equal to twenty-four (24) months of Mr. Hart’s then base salary, plus target bonus, paid over such 24-month period in installments on the Company’s regular payroll schedule following the termination date; and (ii) the Company shall pay its share of Mr. Hart’s health insurance premiums to continue Mr. Hart’s health insurance coverage for twenty-four (24) months beyond the termination date. The change of control payments and benefits that would be made to Mr. Hart are conditioned on and subject to Mr. Hart signing and not rescinding the Hart Agreement, a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Upon a qualifying termination in connection with a change of control, Mr. Hart’s outstanding time-vested RSUs, including the time-vested portion of the outstanding restricted stock unit award, granted April 26, 2019 (the “Hart Post-Closing RSU Grant”), will vest in full and his outstanding performance-vested RSUs/PSUs, including his performance-vested portion of his Post-Closing RSU Grant, will vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. Under the Legacy Management Incentive Plan, upon a change of control, outstanding restricted stock and restricted stock units that were converted from Capital Accumulation Incentive Plan Units and Income Incentive Plan Units, respectively, will fully vest (though administrator of plan may determine to require the earlier of a period of up to one year of continued employment post change of control or termination of employment). The total estimated incremental payments, payables and benefits to Mr. Hart in the event his employment is terminated in connection with a change of control, as if such event occurred on the last business day of the Company’s most recently completed financial year, is $4,515,644, with Mr. Hart’s health insurance coverage continuing for twenty-four (24) months from the termination date.
In the event that the Company terminates Mr. Hart’s employment without cause, Mr. Hart shall receive (i) an amount equal to eighteen (18) months of Mr. Hart’s then base salary, plus target bonus, paid over such 18-month period in installments on the Company’s regular payroll schedule following the termination date; and the Company shall pay its share of Mr. Hart’s health insurance premiums to continue Mr. Hart’s health insurance coverage for eighteen (18) months beyond the termination date. The severance payments and benefits that would be made to Mr. Hart are conditioned on and subject to Mr. Hart signing and not rescinding the Hart Agreement, a non-disclosure agreement and an effective, general release of all claims in favor of the

Company within no greater than 60 days following the termination date. Upon an involuntary termination without cause, Mr. Hart’s outstanding time-vested RSUs and performance-vested RSUs will be forfeited. As an exception, the portion of Mr. Hart’s outstanding time-vested portion of the Hart Post-Closing RSU Grant that is scheduled to vest within the following twelve months will vest and his performance-vested portion of the Hart Post-Closing RSU Grant will vest, with the number of shares earned to be based on actual performance through the full performance period, pro-rated for months served. Under the Legacy Management Incentive Plan, upon an involuntary termination without cause, outstanding restricted stock and RSUs that were converted from Capital Accumulation Incentive Plan Units and Income Incentive Plan Units, respectively, will be forfeited. The total estimated incremental payments and payables to Mr. Hart in the event of termination of his employment without cause (other than due to a change of control), as if such event occurred on the last business day of the Company’s most recently completed financial year, is $836,578, with Mr. Hart’s health insurance coverage continuing for eighteen (18) months from the termination date.
Director Compensation
The following table sets forth all compensation paid to or earned by each non-employee director of the Company during the fiscal year ended December 31, 2021.
Name(1)	Fees Earned or Paid in Cash(2) ($)	Share- Based Awards(3)(4) ($)	Option- Based Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
Jeff Clarke	$59,500	$170,004	$0	$0	$0	$229,504
Julie Hill	$18,625	$255,003	$0	$0	$0	$273,628
James A.C. Kennedy	$59,500	$170,004	$0	$0	$0	$229,504
Jonathan P. May	$72,000	$170,004	$0	$0	$0	$242,004
Frank Savage	$62,000	$170,004	$0	$0	$0	$232,004
Alison Worthington	$32,125	$170,004	$0	$0	$0	$202,129
Philip Goldberg(5)	$0	$0	$0	$0	$0	$0

Notes:
(1)
Effective June 7, 2021, Julie Hill was appointed to the Board of Directors of Columbia Care Inc.

(2)
Reflects annual cash retainer for Board service and, as applicable, additional cash retainer for Lead Director and additional cash retainer for Committee chairs and members.

(3)
Share-based award values converted to USD based on exchange rate at date of grant of 1 CAD: 0.807240 USD.

(4)
Reflects (i) annual RSU awards, specifically 36,171 RSUs granted to each of Messrs. Clarke, Hill, Kennedy, May, Savage, and Worthington, and (ii) pro-rated initial RSU award of 18,085 RSUs granted to Hill.

(5)
Pursuant to the Voting Agreement, Philip Goldberg does not receive compensation for his services as director of the Company. In the fiscal year ended December 31, 2021, following the closing in June 2021 of the Company’s acquisition of Green Leaf Medical, where Mr. Goldberg served as CEO, Mr. Goldberg became, and received compensation of approximately $200,000 for services provided as, a Company executive.

Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2021, Frank Savage, James A.C. Kennedy, Alison Worthington and Jonathan P. May served as members of the Compensation Committee.
None of the Company’s executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company or on the Compensation Committee, during fiscal 2021. None of the Company’s executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee, during fiscal 2021.

Risks Analysis
The Compensation Committee considered risks associated with executive compensation and does not believe that the Company’s executive compensation policies and practices encourage its executive officers to take inappropriate or excessive risks. The following compensation program attributes help mitigate risk: (i) aside from a fixed base salary and “at risk” annual bonus, NEOs are compensated through the granting of PSUs and RSUs, which is compensation that is both “at risk” and associated with long-term value creation; (ii) the value of such compensation is dependent upon shareholder return over the PSU and RSU vesting periods; (iii) the compensation program utilizes multiple performance measures; (iv) the Compensation Committee applies judgement when determining individual payouts; and (v) individual payout caps are applicable, all of which leads to the Compensation Committee believing that the Company’s compensation programs and policies are not likely to lead to excessive risk taking that could have a material adverse effect on the Company.
Compensation Governance
The Company’s Compensation Committee is responsible for overseeing the Company’s compensation policies, processes and practices. The Compensation Committee is also responsible for evaluating performance in determining the compensation of the Chief Executive Officer and the Executive Chairman, and seeks input from the Board to ensure feedback is thorough and robust. The Compensation Committee also ensures that compensation policies and practices provide an appropriate balance of risk and reward consistent with the Company’s risk profile. The Board has established a written charter for the Compensation Committee setting out its responsibilities for administering the Company’s compensation programs and reviewing and making recommendations to the Board concerning the level and nature of the compensation payable to the Company’s directors and executive officers.
The members of the Compensation Committee are James A.C. Kennedy, Jonathan P. May, Frank Savage and Alison Worthington. The Compensation Committee is chaired by Mr. Kennedy, former President and Chief Executive Officer of global investment management firm T. Rowe Price Group. Mr. Kennedy brings valuable knowledge and expertise to the Compensation Committee, and his experience includes serving as the Compensation Committee chair of United Airlines Holdings, Inc. All of the members of the Compensation Committee are independent directors in that they do not have a direct or indirect material relationship with the Company which could, in the view of the Board, reasonably interfere with the exercise of the director’s independent judgment. The independence of ClearBridge is assessed by the Compensation Committee on an annual basis to ensure continued independence. The Compensation Committee also evaluates its own performance on an annual basis. A copy of the Compensation Committee Charter can be found on the Company’s website at https://columbia.care.
The Compensation Committee is tasked with establishing an executive compensation program, which includes any share-based awards, option-based awards or the establishment of any non-equity incentive plans. The terms of any proposed compensation for the directors of the Company who are not also officers of the Company (including any share-based awards or options to be granted) are determined by the Compensation Committee.
To assist in reviewing and determining executive compensation, beginning in October 2018 and throughout 2021, the Compensation Committee retained ClearBridge to provide services to the Compensation Committee in connection with executive officer and director compensation matters, including, among other things, the following:
•
assist in reviewing the Compensation Committee Charter and processes;

•
assist in reviewing the Company’s compensation philosophy;

•
assist in updating/developing the comparator groups;

•
assist in reviewing the competitiveness of the Company’s recommended 2021 cash and equity-based compensation arrangements for NEOs and other key executives;

•
assist in designing the 2021 LTI program; and

•
assist in reviewing the director compensation program.

The following table sets out the aggregate fees billed by ClearBridge for its services related to determining compensation for the Company’s executive officers for the most recently completed financial year of the Company:
Year Ended December 31, 2021
Executive Compensation-Related Fees	$527,468
All Other Fees	Nil
All services provided by ClearBridge to the Company are pre-approved by the Compensation Committee.
Insider Trading Policy
All of the Company’s directors, executives and certain other employees are subject to the Company’s Insider Trading Policy, which prohibits trading in the Company’s securities while in possession of material undisclosed information about the Company. Under this policy, such individuals are also prohibited from disclosing inside information pursuant to the Insider Trading Policy. Furthermore, such individuals, including the NEOs are only permitted to trade in the Company’s securities during prescribed trading windows.
Restrictions on Hedging
Under the Company’s Insider Trading Policy, directors, executives and certain other employees are prohibited from entering into hedging transactions involving the Company’s securities, such as short sales, puts and calls.
Director Share Ownership Guidelines
The Company maintains share ownership guidelines for the Company’s directors. The Company’s directors are required to hold Company shares with a value of 5x their annual cash retainer, and have five years to meet the guideline. As of December 31, 2021, all directors had reached the share ownership guideline, except for Julie Hill, who became a director in 2021.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the expected beneficial ownership of the Company’s securities as of the August 15, 2022 for (i) each member of the Board of Directors, (ii) each named executive officer (as defined below), (iii) each person known to the Company and expected to be the beneficial owner of more than 5% of the Company’s securities and (iv) the members of the Board and the named executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Information with respect to beneficial owners of more than 5% of the Company’s securities is based on completed questionnaires and related information provided by such beneficial owners as of August 15, 2022. Except as indicated, all shares of the Company’s securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Columbia Care Inc., 680 Fifth Ave., 24th Floor, New York, New York 10019.

	Common Shares		Proportionate Voting Shares		Total(1)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Common Shares	Number Beneficially Owned	% of Total Proportionate Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock
Nicholas Vita, Chief Executive Officer and Director	34,132,047	8.56%	—	—%	34,132,047	8.56%
Michael Abbott, Executive Chairman and Director	504,795	0.13%	—	—%	504,795	0.13%
Frank Savage, Director	143,158	0.04%	—	—%	143,158	0.04%
James A.C. Kennedy, Director	134,789	0.03%	18,234	14.83%	1,958,217	0.49%
Jonathan P. May, Director	125,559	0.03%	29,468	23.96%	3,072,326	0.77%
Jeff Clarke, Director	489,210	0.12%	47	0.04%	493,939	0.12%
Alison Worthington, Director	79,428	0.02%	—	—%	79,428	0.02%
Julie Hill, Director	62,562	0.02%	—	—%	62,562	0.02%
Philip Goldberg, Director	7,784,189	1.95%	—	—%	7,784,189	1.95%
David Hart, Chief Operating Officer	1,103,620	0.28%	—	—%	1,110,111	0.28%
Lars Boesgaard(2), Former Chief Financial Officer	48,866	0.01%	—	—%	48,866	0.01%
Dr. Rosemary Mazanet, Chief Scientific Officer	1,281,082	0.32%	—	—%	1,281,082	0.32%
Bryan Olson, Chief People and Administrative Officer	476,133	0.12%	—	—%	476,133	0.12%
Guy Hussussian, Chief Data Officer	125,329	0.03%	31	0.03%	131,070	0.03%
Jesse Channon, Chief Growth Officer	270,417	0.07%	—	—%	270,417	0.07%
Derek Watson, Chief Financial Officer	5,000	0.00%	—	—%	5,000	0.00%
David Sirolly, Chief Legal Officer and General Counsel	18,086	0.00%	—	—%	18,086	0.00%
All Board directors and named executive officers as a group	46,784,270	11.73%	47,7803	38.85%	51,577,202	12.93%
Sigma Sagittarii Limited c/o IQ EQ First Names House, Victoria Road Douglas IM2 4DF Isle of Man	27,790,854	13.10%	—	—%	27,790,854	6.97%

Notes:
(1)
Includes Proportionate Voting Shares on an as converted basis.

(2)
Mr. Boesgaard resigned from the Company effective August 31, 2021.

SECURITY BASED COMPENSATION PLANS
The Company has a long-term incentive plan (the “LTIP”) in place. The objective of the LTIP is to permit the directors, executive officers, employees and consultants to participate in the growth and development of the Company through the grant of incentive share awards. The Company maintains the LTIP in accordance with Section 7.08 — Security Based Compensation Arrangements and Awards of the NEO Exchange Listing Manual. The LTIP was approved by the Shareholders of the Company on July 2, 2021. A copy of the LTIP is attached to the Company’s Form S-8 dated March 31, 2022.
Securities Authorized For Issuance Under Equity Compensation Plans
The following table sets forth the number of Common Shares to be issued upon exercise of outstanding convertible securities, the weighted-average exercise price of such outstanding convertible securities and the number of Common Shares remaining available for future issuance under equity compensation plans as at December 31, 2021.
Plan Category	Number of Common Shares to be issued upon exercise of outstanding securities(1)	Weighted-average exercise price of outstanding securities	Number of Common Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by Shareholders	11,291,732	Nil.	35,135,155(2)
Equity compensation plans not approved by Shareholders	Nil.	Nil.	Nil.
Total	11,291,732	Nil.	35,135,155(2)

Notes:
(1)
The 11,291,732 Common Shares to be issued upon exercise of outstanding securities, warrants and rights consists of (i) 3,363,254 Common Shares that may be issued upon the vesting of PSUs, and (ii) 7,928,478 Common Shares that may be issued upon the vesting of RSUs. For outstanding PSUs whose performance has been certified, reflects number of shares eligible to vest; for outstanding PSUs whose performance has not yet been certified, reflects target number of shares.

(2)
Convertible securities remaining as of December 31, 2021.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
No director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.
CORPORATE GOVERNANCE AND AUDIT COMMITTEE DISCLOSURE
The Board is committed to the highest standards of integrity, fiduciary duty and corporate governance. National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 — Corporate Governance Guidelines (“NP 58-201”, and together with NI 58-101, the “CSA Guidelines”) set out a series of guidelines for effective corporate governance. Under the CSA Guidelines, the Company must disclose on an annual basis the corporate governance practices it has adopted. The Company summarizes such practices, in addition to certain other governance matters under Schedule “A” to this Information Circular.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Related Party Transaction Policy
The Company has not adopted a related party transaction policy.
Transactions with Related Persons
Since the beginning of the last fiscal year there have been none and there are no currently proposed transactions, other than as described below, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

For the quarter ended September 30, 2021, the Company had anticipatorily accrued $68,000,000 for potential share issuances and cash payments for purposes of acquisition and settlement of pre-existing relationships, inclusive of prospective acquisition costs relating to third-party entities and other litigation costs. On April 18, 2022, in connection with the accrual, the Company issued 18,755,082 common shares and on April 18, 2022 and April 24, 2022 paid approximately $26,000,000 to acquire, by merger, VentureForth Holdings, LLC, which is the owner of VentureForth LLC (“VentureForth”). The Company previously had a management services agreement with VentureForth. In further connection with the accrual, the shares issued, and amounts paid also amicably resolved, with no admissions of liability and in exchange for releases, certain direct, indirect, derivative and indemnification claims relating to a confidential arbitration to which VentureForth, a separate subsidiary of the Company and certain members of the Company’s management team were respondent parties (the “VentureForth Matter”). With respect to the VentureForth Matter, on April 24, 2022, the Company entered into an agreement containing customary terms and conditions, which agreement was negotiated at arm’s length with independent counsel representing the parties, with Michael Abbott, Executive Chairman and Director of the Company, and Nicholas Vita, Chief Executive Officer and Director of the Company, pursuant to which the Company paid $1,654,625 to Mr. Abbott and $976,000 to Mr. Vita to address claims, interests and rights held by Mr. Abbott and Mr. Vita relating to the VentureForth Matter.
SHAREHOLDER PROPOSALS
To be included in the proxy materials for our 2023 annual meeting of shareholders, proposals of shareholders must be received by us no later than May 1, 2023, which is 120 calendar days prior to the first anniversary of the expected mailing date of this proxy statement. Proposals to be included in our proxy materials must comply with the requirements established by the United States Securities and Exchange Commission for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.
To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than July 22, 2023.
OTHER BUSINESS
Management of the Company is not aware of any other business to come before the Meeting other than as set forth in the Notice of Meeting. If any other business properly comes before the Meeting, it is the intention of the persons named in the form of proxy to vote the Shares represented thereby in accordance with their best judgment on such matter.
CONTACT WITH THE BOARD OF DIRECTORS
Shareholders may send communications to the entire Board, to a particular committee, or to an individual Director. The mailing address is Columbia Care Inc., 680 Fifth Ave., 24th Floor, New York, New York 10019, attention: Investor Relations. The letter should state that the sender is a current shareholder.
ADDITIONAL INFORMATION
Additional information relating to the Company is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the audited consolidated financial statements and management’s discussion and analysis of the Company for the year ended December 31, 2021, which has been filed on SEDAR. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 has also been filed with the SEC. Shareholders may also contact the Vice President, Investor Relations of the Company by phone at 212- 271-0915, or by e-mail at Lee.Evans@columbia.care to request a copy of this document. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Columbia Care Inc., 680 Fifth Ave., 24th Floor, New York, New York 10019, attention: Investor Relations.

SCHEDULE “A”
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
Capitalized terms used in this Schedule “A” but not otherwise defined herein shall have the meanings ascribed thereto in the Information Circular to which this Schedule “A” is appended.
Set out below is a description of the Company’s current corporate governance practices and other information relating to the Board, per the CSA Guidelines.
The Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Company. Listed below is a brief discussion of the Company’s approach to corporate governance.
Board of Directors
The Board’s principal duties and responsibilities are described in the Company’s Mandate of the Board of Directors, a copy of which is attached hereto as Appendix 1 to Schedule “A”. Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (British Columbia) and the constating documents of the Company.
The Board facilitates its exercise of independent supervision over management through the participation of directors. The Board is composed of nine directors of whom seven are independent within the meaning of National Instrument 52-110 — Audit Committees. The Board members are Nicholas Vita, Michael Abbott, Jeff Clarke, Julie Hill, James A.C. Kennedy, Jonathan P. May, Frank Savage, Alison Worthington and Philip Goldberg. Jonathan P. May is the Lead Director.
Director Independence
For purposes of this Information Circular, the independence of our directors is determined under the corporate governance rules of the Nasdaq Stock Market LLC (“Nasdaq”) and the CSA Guidelines. While we are not listed on Nasdaq, we believe Nasdaq rules represent corporate governance best practices and we believe our Board should follow best practices. Under Nasdaq’s corporate governance rules and the CSA Guidelines, in order for a director to be deemed independent, the Board must determine that such director does not have a relationship which would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director. It has been determined that six of our nine directors are independent persons under the independence rules of Nasdaq: Jeff Clarke, Julie Hill, James A.C. Kennedy, Jonathan P. May, Frank Savage and Alison Worthington. Nicholas Vita is not considered independent as he is the Chief Executive Officer of the Company. Michael Abbott is not considered independent as he is the Executive Chairman of the Company. Philip Goldberg is not considered independent as he is an executive of the Company.
Position Descriptions
The Board has developed a position description for the Lead Director. The role of the Lead Director is to facilitate the functioning of the Board independently of the senior executives of the Company and provide independent leadership to the Board and to the individual directors on the Board. The Board has also developed a position description for the Chair of the Board, Michael Abbott. The role of the Chair of the Board is to provide overall leadership to enhance the effectiveness and performance of the Board, the committees of the Board, and individual directors of the Board, to work with the Lead Director and other directors to ensure the Board is provided with timely and relevant information as is necessary to effectively discharge its statutory duties and responsibilities and to foster ethical and responsible decision making by the Board, the committees of the Board and individual directors.
Further, the Board has developed written position descriptions for the chair of each board committee. The position descriptions for the chair of each board committee can be found in the corresponding committee charters. Copies of the position descriptions for the Lead Director, the Chair of the Board and the chair of each committee can be found on the Company’s website at https://columbia.care.
1

The Board has not developed a written position description for the Chief Executive Officer. However, the Chief Executive Officer leads the management of the Company’s business and affairs and the implementation of the resolutions and policies of the Board. In this capacity, his key responsibilities are determined with reference to those typically carried out by an individual in this position and by ongoing discussion with the Board and include: leading the development of the Company’s overall strategy; operational direction including facilities development, product development, geographic expansion and strategic relationships; human resources management; Board interaction; risk management; and effective communication with shareholders, clients, employees, regulators and other stakeholders.
Meetings of independent directors
The independent directors meet for in camera sessions without non-independent directors and members of management at the end of each regular Board meeting (unless they waive such requirement).
Attendance
The attendance record of each director for all Board meetings held during the Company’s most recently completed financial year is set out below:
Director(1)	Board Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended	Nomination and Governance Committee Attendance
Nicholas Vita	5/5	N/A	N/A	1/1
Michael Abbott	5/5	N/A	N/A	1/1
Jeff Clarke	5/5	4/4	N/A	1/1
James A.C. Kennedy	5/5	N/A	7/7	1/1
Jonathan P. May	5/5	4/4	7/7	N/A
Frank Savage	5/5	3/4	7/7	1/1
Alison Worthington	5/5	N/A	2/2	N/A
Julie Hill	2/2	N/A	N/A	1/1
Philip Goldberg	2/2	N/A	N/A	N/A

Note:
(1)
Effective June 7, 2021, Julie Hill was named to the Board of Directors of Columbia Care Inc.; effective July 12, 2021, Philip Goldberg was named to the Board of Directors of Columbia Care Inc.

Directors are not required, but are expected to make every effort, to attend the annual meeting of shareholders. All of the directors at the time of the 2021 annual meeting of shareholders attended the meeting, which was conducted virtually.
Directorships
The following directors are presently directors of other reporting issuers:
Director	Name of Other Reporting Issuer	Stock Exchange
James A.C. Kennedy	United Continental Holdings, Inc.	Nasdaq
Jonathan P. May	INDUS Realty Trust, Inc.	Nasdaq
Jeff Clarke	E.Merge Technology Acquisition Corp.	Nasdaq
Michael Abbott	Target Global Acquisition I Corp.	Nasdaq
Ethical Business Conduct
The Company has adopted a Code of Ethics, a copy of which can be found on the Company’s website at https://columbia.care.
2

All Board members, officers, employees, consultants, contractors and agents of the Company (collectively, “Representatives”) are committed to maintaining the highest standards of integrity and ethical business conduct in the management of the Company and their interaction with all key securityholders. These standards can only be achieved by the Company adhering to the values and principles of conduct.
The Company expects all Representatives to conduct themselves in an ethical and law-abiding manner, in all areas, including but not limited to conflicts of interest and the protection and proper use of corporate assets, information and opportunities.
Conflicts of Interest
Representatives shall act honestly and in good faith in discharging their duties with a view to the best interests of the Company. Representatives are expected to put the interests of the Company before their own. Representatives shall avoid situations involving a conflict, or potential conflict, between their personal, family or business interests, and the interests of the Company.
Pursuant to the Business Corporations Act (British Columbia), any officer or director of the Company with a conflict of interest must disclose the nature and extent of such conflict to the Board and recuse themselves from a matter that materially conflicts with that individual’s duty as a director or senior officer of the Company. If a Representative is faced with a conflict, they shall promptly disclose such conflict, or potential conflict, to the Corporate Secretary.
Protection and Proper Use of Corporate Assets, Information and Opportunities
All Representatives shall deal with the Company’s assets, including all data, information (confidential or otherwise), records, products, material, facilities, inventory, “know-how”, trade secrets, trademarks, copyrights and other intellectual property, and equipment, with the strictest integrity and with due regard to the interests of the Company. Similarly, Representatives must not disclose commercially confidential or otherwise sensitive information. The Company’s assets may not to be used for personal gain or benefit. In addition, all Representatives must act in a manner to protect such assets from loss, damage, misuse, theft, misappropriation, disparagement and waste, and ensure that such assets are used only for legitimate business purposes.
Information is one of the Company’s key assets. It is the Company’s policy to ensure that its proprietary and confidential information, including proprietary and confidential information that has been entrusted to the Company by others (“Confidential Information”), is adequately safeguarded. All Representatives are responsible for protecting Confidential Information, including information about the Company’s business, assets, opportunities, suppliers and competitors, from unauthorized advertent or inadvertent disclosure.
Compliance with Laws, Rules and Regulations
All Representatives shall comply with the laws, rules and regulations of the jurisdictions where they carry out their duties and all jurisdictions where the Company conducts its business activities. All Representatives shall comply with the Code of Ethics and all Company policies that apply to them, including, without limitation, the Code of Ethics, Anti-Bribery and Anti-Corruption Compliance Policy, Insider Trading Policy, and Whistleblower Policy.
Compliance with and Violations of the Code
The Nomination and Governance Committee is responsible for reviewing and evaluating the Code of Ethics at least annually and will recommend any necessary or appropriate changes to the Board for consideration.
Director Term Limits and Other Mechanisms of Board Renewal
The Company does not have a retirement policy and does not discriminate based on age. The Company considers it to be an integral role of the Board and the Nomination and Governance Committee to assess director engagement and fitness to be a director of the Company.
Similarly, the Board has not adopted a term limit for Directors or established a formal process for the renewal of Board membership. The Board is of the view that the imposition of arbitrary director term limits
3

may diminish the benefits derived from continuity amongst members and their familiarity with the Company and the industry in which it operates, and could unnecessarily expose the Company to losing experienced and valuable talent. The Board’s renewal process is built around the concept of performance management. To that end, the Board relies on assessment procedures, and the role of the Nomination and Governance Committee, to ensure the quality and expertise of its Board.
Diversity
Policies Regarding the Representation of Women
The Board does not currently have a formal policy with regard to the consideration of diversity in identifying director or executive nominees or a written policy relating to the identification and nomination of women directors or executives. The Company has not adopted such formal policies on diversity but regularly considers diversity (including the representation of women on the Board) as one of a number of relevant factors when considering potential new nominees. The Company recognizes the potential benefit of diversity in leadership positions, including with respect to its Board and executive officer positions. The Board is committed to increasing the level of diversity at the Board and executive officer level as Board and management turnover occurs from time to time taking into account the relevant career experience, industry knowledge and experience, and financial and other specialized experience desired at a particular time by the Board and its committees.
Consideration of the Representation of Women in the Director Identification and Selection Process
In general, the Board aspires to continuously improve the diversity of the Board and the Company’s management team. While the Board has not adopted any formal diversity policies and makes executive officer appointment decisions based on merit, the Board believes that diversity (including, but not limited to, gender) is important to ensure that the profiles of directors and members of the Company’s executive management provide the necessary range of perspectives, experience and expertise required to achieve effective stewardship and management. The Company believes that diversity is an important attribute of a well-functioning Board and an efficient team of executive officers. The Company recognizes that gender diversity is a significant aspect of diversity and believes women play an important leadership role in executing on the Company’s strategy, and this belief forms an important part of the focus of management in the appointment and recruitment of officers and the Board in the search and selection of nominee directors.
Targets Regarding the Representation of Women on the Board and in Executive Officer Positions
At this time, the Company has not adopted a target regarding the representation of women on the Board or in executive officer positions. The Company does not adopt targets because the Company is of the view that its current practice of considering diversity as a factor in selecting candidates as potential directors or executive officers permits the Company to balance the benefit of diversity with other relevant considerations, including relevant career experience, industry knowledge and experience, and financial and other specialized experience.
The Board includes two women (22% of directors). One executive officer of the Company is a woman (13% of executive officers). Thirty-four (34%) of the Company’s senior leadership (executive officers, senior vice presidents and vice presidents) are women.
Directors’ and Officers’ Liability Insurance
The Company carries directors’ and officers’ liability insurance policy which is designed to protect the Company and its directors and officers against any legal action which may arise as a result of wrongful acts on the part of directors and/or officers of the Company as well as securities related litigation. Such policy is written with a maximum limit and subject to a corporate deductible on all claims.
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NOMINATION AND GOVERNANCE COMMITTEE INFORMATION
The Nomination and Governance Committee is governed by a Nomination and Governance Committee Charter, a copy of which can be found on the Company’s website at https://columbia.care.
Nomination of Directors
The Nomination and Governance Committee is currently comprised of Frank Savage, Michael Abbott, Jeff Clarke, James A.C. Kennedy, Nicholas Vita and Julie Hill. The majority of Committee members are independent directors as Frank Savage, Jeff Clarke, James A.C. Kennedy and Julie Hill hold four of the six seats, while Nicholas Vita and Michael Abbott are not considered to be independent given their positions as the Chief Executive Officer and Executive Chairman of the Company, respectively. The Board is confident that any potential risk of the non-independent directors being unable to exercise impartial judgment would be mitigated by the fact that the majority of the committee members are independent directors. Therefore, the Board is of the view that Nicholas Vita and Michael Abbott’s roles with the Company do not render them unable to exercise the impartial judgement necessary for the Nomination & Governance Committee to conduct an objective nomination process.
Annually, the Nomination and Governance Committee (i) reviews and assesses the size, composition and operation of the Board to ensure effective decision making; (ii) reviews and assesses the size, composition and chairpersons of all of the committees of the Board; and (iii) identifies and reviews candidates for appointment or nomination to the Board based upon an assessment of the independence, skills, qualifications and experience of the candidate, and makes recommendations to the Board for consideration.
In respect of nomination of candidates for election to the Board, the Nomination and Governance Committee (i) coordinates the search for qualified candidates with input from management and the Board; (ii) may engage a candidate search firm to assist in identifying potential nominees, if it deems such engagement necessary and appropriate; (iii) recommends a nominee and seeks Board endorsement of the selected candidate, based on its judgment as to which candidate will best serve the interests of the Company’s Shareholders.
The Nomination and Governance Committee does not have a formal policy that addresses director candidates recommended by shareholders because the Board believes that its current director solicitation processes and shareholder engagement are sufficient to incorporate shareholder involvement without a formal policy. Additionally, the Nomination and Governance Committee will consider director candidates recommended by shareholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Company, or third parties.
Board Assessments
The Nomination and Governance Committee is responsible for monitoring the effectiveness of the Board and the performance of the directors. The Nomination and Governance Committee assesses the operation of the Board and the committees, the adequacy of information given to directors, communication between the Board and management, and the strategic direction and processes of the Board and committees. The Nomination and Governance Committee recommends changes to enhance the performance of the Board accordingly.
Based upon the Corporation’s size, its current state of development and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, its committees or individual directors to be unnecessary at this time. In light of the fact that the Board and its committees meet on several occasions each year, each director has regular opportunities to assess the Board as a whole, its committees and other directors in relation to the Board’s and such director’s assessment of the competencies and skills that the Board and its committees should possess. The Board plans to continue to evaluate its own effectiveness and the effectiveness of its committees and individual directors in such manner.
Orientation and Continuing Education
The Nomination and Governance Committee provides all new directors with orientation to, among other things, fully understand the role of the Board and its committees, the contribution individual directors are
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expected to make, and the nature and operation of the Company’s business. The Nomination and Governance Committee also supports continuing education opportunities for all directors so that individual directors may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company’s business remains current.
COMPENSATION COMMITTEE INFORMATION
The Compensation Committee is governed by a Compensation Committee Charter, a copy of which can be found on the Company’s website at https://columbia.care. For information regarding the Company’s Compensation Committee, including the process by which the Compensation Committee determines compensation for the Company’s directors and officers, the composition of the Compensation Committee and the powers, operation and responsibilities of the Compensation Committee, please see under the heading “Executive Compensation — Compensation Governance”.
AUDIT COMMITTEE INFORMATION
The Audit Committee is governed by an Audit Committee Charter, a copy of which can be found on the Company’s website at https://columbia.care and attached hereto as Appendix 2 to Schedule “A”.
Composition of the Audit Committee
As of the date of the Information Circular to which this Schedule “A” is appended, the following were the members of the Audit Committee:
Name	Independence	Financial Literacy
Jeff Clarke(1)	Yes	Yes
Jonathan P. May	Yes	Yes
Frank Savage	Yes	Yes

Note:
(1)
Chair of Audit Committee.

Relevant Education and Experience
The Board believes that the composition of the Audit Committee reflects financial literacy and expertise. Currently, all members of the Audit Committee have been determined by the Board to be “independent” and “financially literate” as such terms are defined under National Instrument 52-110 — Audit Committees. The Board has made these determinations based on the education as well as breadth and depth of experience of each member of the Audit Committee.
All the members of the Audit Committee have the education and/or practical experience required to understand and evaluate financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements. The following is a brief summary of the education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as an Audit Committee member:
Jeff Clarke, Director
Mr. Clarke currently serves as Co-CEO of E.Merge Technology Acquisition Corporation (NASDAQ: ETACU), a special purpose acquisition corporation. Mr. Clarke also serves on the Board of Directors of FTD, LLC. Prior to this, Mr. Clarke spent five years as chief executive officer of Eastman Kodak Company, where he led the restructuring and divestiture of its high multiple packaging print division, substantially reducing Kodak’s debt. Mr. Clarke has also held numerous prominent roles within the technology industry, including chief executive officer, chairman and executive chair positions at Travelport Limited, a leading technology and distribution company in the travel industry. He has also served as chief operating officer for CA Software, executive vice president of global operations at Hewlett-Packard and chief financial officer at
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Compaq Computer. Mr. Clarke is a former director at Dockers, Autodesk, Red Hat, Compuware and UTStarcom. He earned his MBA from Northeastern University and now serves as a Northeastern University Trustee.
Jonathan P. May, Lead Director
Jonathan May is currently Co-Founder and Managing Director of Floresta Ventures, LLC. Floresta invests, owns and operates restaurant and retail concepts. He is also a co-founder and managing director of Floresta Partners, LLC, a consulting firm focusing on growing multi-unit restaurant and retail concepts. Prior to forming Floresta, Mr. May was Executive Director of Natural Capital Partners Holdings LLC. NCPH works with corporations to measure their environmental impact and deliver solutions for positive impact on carbon, renewable energy, water, biodiversity and communities.
Previously Mr. May was a founder and Managing Director of Catalytic Capital LLC, a private equity firm focused on growing retail and consumer branded companies. Before co-founding Catalytic Capital, Mr. May was Senior Vice President of Corporate Development for Triarc Companies, Inc. where he was responsible for merger identification and execution, corporate finance, and strategic planning. Mr. May also served as Chief Executive Officer of Arby’s, Inc., where he managed the growth of 3,400 restaurants comprising $2.5 billion of global system-wide sales. Mr. May held a variety of strategic and operating roles at Arby’s before becoming CEO. Mr. May also is the Lead Independent Director of INDUS Realty Trust, Inc., a publicly traded real estate company, and is also a Director of Bridgewater Chocolate, LLC, a private chocolate manufacturer and retailer. Mr. May formerly was a board member of Sneaker Villa and Marketwatch.com.
Frank Savage, Director
Frank Savage is currently the Managing Partner of Savage Holdings, LLC, a global financial services company and has previously held senior positions at Citibank, Equitable Life Assurance Corp. (now AXA Inc.) and Alliance Capital Management International as its Chairman. He currently serves on the board of directors of Bloomberg L.P., and has served on the boards of a number of corporations and non-profit organizations, including Lockheed Martin, Inc. and Qualcomm Inc. Mr. Savage earned a Bachelor of Arts degree from Howard University, a Master of Arts degree from the Johns Hopkins Nitze School of Advanced International Studies, and was the recipient of an Honorary Doctorate of Humane Letters from Hofstra University and an honorary Doctor of Humanities degree from Howard University. He serves as Chair Emeritus of Howard University and Trustee Emeritus of The Johns Hopkins University
Audit Committee Oversight
At no time since the commencement of the most recently completed financial year of the Company was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the directors of the Company.
Reliance on Certain Exemptions
Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 (Exemptions) permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.
Audit and Non-Audit Fees
The following table sets forth fees paid to the Company’s auditors, Davidson & Company LLP, in 2021 and 2020 for audit and non-audit services. All of the services described below were approved in accordance with the Company’s pre-approval policy, which is described in the section above entitled “Pre-Approval Policies and Procedures.”.
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	2021	2020
Audit fees(1)	$1,493,971.18	$600,000
Audit-related fees(2)	69,082.65	75,000
Tax fees(3)	—	3,077
All other fees(4)	—	81,242
Total	$1,632,136.48	$759,319

Notes:
(1)
“Audit Fees” include the aggregate professional fees paid to the external auditors for the audit of the annual consolidated financial statements and other annual regulatory audits and filings.

(2)
“Audit Related Fees” includes the aggregate fees paid to the external auditors for services related to the audit services, including reviewing quarterly financial statements and management’s discussion thereon and conferring with the Board and Audit Committee regarding financial reporting and accounting standards.

(3)
“Tax Fees” include the aggregate fees paid to external auditors for tax compliance, tax advice, tax planning and advisory services, including namely preparation of tax returns.

(4)
“Other Fees” include fees for assurance procedures in connection with filings statements and information circulars and services related to underwriter’s due diligence.

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AUDIT COMMITTEE REPORT
In the course of providing its oversight responsibilities regarding the Company’s financial statements for the year ended December 31, 2021, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and Davidson & Company LLP, our independent auditor. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent auditor that auditor’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2021. The Audit Committee and the Board have also recommended the appointment of Davidson & Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2022.
Submitted by the Audit Committee Members:
Jeff Clarke
Jonathan P. May
Frank Savage
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APPENDIX 1 TO SCHEDULE “A”
MANDATE OF THE BOARD OF DIRECTORS
Section 1
Introduction

The members of the board of directors (respectively, the “Directors” and the “Board”) of Columbia Care Inc. (the “Company”) are elected by the shareholders of Company and are responsible for the stewardship of Company. The purpose of this mandate (the “Board Mandate”) is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.
Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (British Columbia) and the constating documents of the Company.
Section 2
Chair of the Board

The chair of the Board (the “Chair”) shall be appointed by the board of directors.
Section 3
Board Size

The constating documents of the Company provide that the Board shall be comprised of a minimum of three (3) Directors and a maximum of fifteen (15) Directors. The Board shall initially be comprised of seven (7) Directors. The Board shall periodically review its size in light of its duties and responsibilities from time to time.
Section 4
Independence

The Board shall be comprised of a minimum of three independent Directors. A Director shall be considered independent if he or she would be considered independent for the purposes of National Instrument 58-101 — Disclosure of Corporate Governance Practices.
Section 5
Role and Responsibilities of the Board

The Board is responsible for supervising the management of the business and affairs of the Company and is expected to focus on guidance and strategic oversight with a view to increasing shareholder value.
In accordance with the Business Corporations Act (British Columbia), in discharging his or her duties, each Director must act honestly and in good faith, with a view to the best interests of the Company. Each Director must also exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
Section 6
Board Meetings

(1)
In accordance with the constating documents of the Company, meetings of the Board may be held at such times and places as the Chair may determine and as many times per year as necessary to effectively carry out the Board’s responsibilities. The independent Directors may meet without senior executives of the Company or any non-Independent Directors, as required.

(2)
The Chair shall be responsible for establishing or causing to be established the agenda for each Board meeting, and for ensuring that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

(3)
The Board may invite, at its discretion, any other individuals to attend its meetings. Senior executives of the Company shall attend a meeting if invited by the Board.

Section 7
Delegations and Approval Authorities

(1)
The Board shall appoint the Executive Chair and chief executive officer of the Company (the “CEO”) and delegate to the Executive Chair, CEO and other senior executives the authority over the day-to-day management of the business and affairs of Company.

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(2)
The Board may delegate certain matters it is responsible for to the committees of the Board, currently consisting of the Audit Committee, the Compensation Committee and the Nomination and Governance Committee. The Board may appoint other committees, as it deems appropriate to the extent permissible under applicable law. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

Section 8
Strategic Planning Process and Risk Management

(1)
The Board shall adopt a strategic planning process to establish objectives and goals for the Company’s business and shall review, approve and modify as appropriate the strategies proposed by senior executives to achieve such objectives and goals. The Board shall review and approve, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Company’s business and affairs.

(2)
The Board, in conjunction with management, shall be responsible to identify the principal risks of the Company’s business and oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks. Pursuant to its duty to oversee the implementation of effective risk management policies and procedures, the Board may delegate to applicable Board committees the responsibility for assessing and implementing appropriate policies and procedures to address specified risks, including delegation of financial and related risk management to the Audit Committee and delegation of risks associated with compensation policies and practices to the Compensation Committee.

Section 9
Succession Planning, Appointment and Supervision of Senior Executives

(1)
The Board shall approve the corporate goals and objectives of the Executive Chair and CEO and, with the assistance of the Nomination and Governance Committee, review the performance of the Executive Chair and CEO against such corporate goals and objectives. The Board shall take steps to satisfy itself as to the quality of the Executive Chair, CEO and other senior executives of the Company and that the Executive Chair, CEO and other senior executives create a culture of integrity throughout the organization.

(2)
The Board shall approve the succession plan for the Company, including the selection, appointment, supervision and evaluation of the senior executives of Company, and shall also approve the compensation of the senior executives of Company upon recommendation of the Compensation Committee.

Section 10
Financial Reporting and Internal Controls

The Board shall review and monitor, with the assistance of the Audit Committee, the adequacy and effectiveness of the Company’s system of internal control over financial reporting, including any significant deficiencies or changes in internal control and the quality and integrity of the Company’s external financial reporting processes.
Section 11
Regulatory Filings

The Board shall approve applicable regulatory filings that require or are advisable for the Board to approve, which the Board may delegate in accordance with Section 7(b) of this mandate. These include, but are not limited to, the annual audited financial statements, interim financial statements and related management discussion and analysis accompanying such financial statements, management proxy circulars, annual information forms, offering documents and other applicable disclosure.
Section 12
Corporate Disclosure and Communications

The Board will seek to ensure that corporate disclosure of the Company complies with all applicable laws, rules and regulations and the rules and regulations of the stock exchanges upon which Company’s securities are listed. In addition, the Board shall adopt appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.
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Section 13
Corporate Policies

The Board shall adopt and periodically review policies and procedures designed to ensure that the Company and its Directors, officers and employees comply with all applicable laws, rules and regulations and conduct the Company’s business ethically and with honesty and integrity.
Section 14
Review of Mandate

The Board may, from time to time, permit departures from the terms of this Board Mandate, either prospectively or retrospectively. This Board Mandate is not intended to give rise to civil liability on the part of the Company or its Directors or officers to shareholders, security holders, customers, suppliers, partners, competitors, employees or other persons, or to any other liability whatsoever on their part.
The Board may review and recommend changes to the Board Mandate from time to time and the Nomination and Governance Committee may periodically review and assess the adequacy of this mandate and recommend any proposed changes to the Board for consideration.
Dated:
April 26, 2019

Approved by:
Board of Directors of the Company

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APPENDIX 2 TO SCHEDULE “A”
AUDIT COMMITTEE CHARTER
This charter (the “Charter”) sets forth the purpose, composition, responsibilities and authority of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Columbia Care Inc. (the “Company”).
Section 1   Statement of Purpose
The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:
•
financial reporting and related financial disclosure;

•
the implementation of risk management and internal control over financial reporting and disclosure controls and procedures; and

•
external and internal audit processes.

Section 2   Committee Membership
The Committee shall consist of as many directors of the Board as the Board may determine (the “Members”), but in any event, not less than 3 (three) Members. Each Member shall meet the criteria for independence and financial literacy established by applicable laws and the rules of any stock exchanges upon which the Company’s securities are listed, including National Instrument 52-110 — Audit Committees (“NI 52-110”) subject to any exceptions permitted under NI 52-110. NI 52-110 also requires that to be independent, a Member be free of any relationship which could, in the view of the Board, reasonably interfere with the exercise of a Member’s independent judgment.
Members shall be appointed by the Board, taking into account any recommendation that may be made by the Nomination and Governance Committee of the Board. Any Member may be removed and replaced at any time by the Board and will automatically cease to be a Member if he or she ceases to meet the qualifications required of Members. The Board will fill vacancies on the Committee by appointment from among qualified directors of the Board, taking into account any recommendation that may be made by the Nomination and Governance Committee. If a vacancy exists on the Committee, the remaining Members may exercise all of its powers so long as there is a quorum.
Chair
The Board will designate one of the independent directors of the Board to be the chair of the Committee (the “Chair”), taking into account any recommendation that may be made by the Nomination and Governance Committee.
Qualifications
At least three Members shall be independent and financially literate as described above. Members must have suitable experience and must be familiar with auditing and financial matters.
Attendance of Ex Officio Members, Management and other Persons
The Committee may invite, at its discretion, senior executives of the Company or such persons as it sees fit to attend meetings of the Committee and to take part in the discussion and consideration of the affairs of the Committee. The Committee may also require senior executives or other employees of the Company to produce such information and reports as the Committee may deem appropriate in the proper exercise of its duties. Senior executives and other employees of the Company shall attend a Committee meeting if invited by the Committee. The Committee may meet without senior executives in attendance for a portion of any meeting of the Committee.
Delegation
Subject to applicable law, the Committee may delegate any or all of its functions to any of its Members or any sub-set thereof, or other persons, from time to time as it sees fit.
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Section 3   Committee Operations
Meetings
The Chair, in consultation with the other Members, shall determine the schedule and frequency of meetings of the Committee. Meetings of the Committee shall be held at such times and places as the Chair may determine. To the extent possible, advance notice of each meeting will be given to each Member unless all Members are present and waive notice, or if those absent waive notice before or after a meeting. Members may attend all meetings of the Committee either in person or by telephone, video or other electronic means. Powers of the Committee may also be exercised by written resolutions signed by all Members.
At the request of the external auditors of the Company, the Chief Executive Officer or the Chief Financial Officer of the Company or any Member, the Chair shall convene a meeting of the Committee. Any such request shall set out in reasonable detail the business proposed to be conducted at the meeting so requested.
Agenda and Reporting
To the extent possible, in advance of every regular meeting of the Committee, the Chair shall prepare and distribute, or cause to be prepared and distributed, to the Members and others as deemed appropriate by the Chair, an agenda of matters to be addressed at the meeting together with appropriate briefing materials. The Committee may require senior executives and other employees of the Company to produce such information and reports as the Committee may deem appropriate in order for it to fulfill its duties.
The Chair shall report to the Board on the Committee’s activities since the last Board meeting. However, the Chair may report orally to the Board on any matter in his or her view requiring the immediate attention of the Board. Minutes of each meeting of the Committee shall be circulated to the Directors following approval of the minutes by the Members. The Committee shall oversee the preparation of, review and approve the applicable disclosure for inclusion in the Company’s annual information form.
Secretary and Minutes
The secretary of the Company may act as secretary of the Committee unless an alternative secretary is appointed by the Committee. The secretary of the Committee shall keep regular minutes of Committee proceedings and shall circulate such minutes to all Members and to the chair of the Board (and to any other Director that requests that they be sent to him or her) on a timely basis.
Quorum and Procedure
A quorum for any meeting of the Committee will be a simple majority. The procedure at meetings will be determined by the Committee. The powers of the Committee may be exercised at a meeting where a quorum is present or by resolution in writing signed by all Members. In the absence of the Chair, the Committee may appoint one of its other Members to act as Chair of any meeting.
Exercise of Power between Meetings
Between meetings, the Chair, or any Member designated for such purpose by the Committee, may, if required in the circumstance, exercise any power delegated by the Committee on an interim basis. The Chair or other designated Member will promptly report to the other Members in any case in which this interim power is exercised.
Section 4   Duties and Responsibilities
The Committee is responsible for performing the duties set out below and any other duties that may be assigned to it by the Board as well as any other functions that may be necessary or appropriate for the performance of its duties.
Financial Reporting and Disclosure
Review and recommend to the Board for approval, the audited annual financial statements, including the auditors’ report thereon, the quarterly financial statements, management discussion and analysis, financial reports, and other applicable financial disclosure, prior to the public disclosure of such information.
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Review and recommend to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, annual reports to shareholders, management proxy circulars, material change disclosures of a financial nature and similar disclosure documents prior to the public disclosure of such documents or information.
Review with senior executives of the Company, and with external auditors, significant accounting principles and disclosure issues and alternative treatments under International Financial Reporting Standards (“IFRS”), with a view to gaining reasonable assurance that financial statements are accurate, complete and present fairly the Company’s financial position and the results of its operations in accordance with IFRS, as applicable.
Seek to ensure that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, the Company’s disclosure controls and procedures and periodically assess the adequacy of those procedures and recommend any proposed changes to the Board for consideration.
Internal Controls and Internal Audit
Review the adequacy and effectiveness of the Company’s internal control and management information systems through discussions with senior executives of the Company and the external auditor relating to the maintenance of: (i) necessary books, records and accounts in sufficient detail to accurately and fairly reflect the Company’s transactions; (ii) effective internal control over financial reporting; and (iii) adequate processes for assessing the risk of material misstatements in the financial statements and for detecting control weaknesses or fraud. From time to time the Committee shall assess any requirements or changes with respect to the establishment or operations of the internal audit function having regard to the size and stage of development of the Company at any particular time.
Satisfy itself, through discussions with senior executives of the Company that the adequacy of internal controls, systems and procedures has been periodically assessed in accordance with regulatory requirements and recommendations.
Review and discuss the Company’s major financial risk exposures and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities.
Review and make recommendations to the Board regarding, the adequacy of the Company’s risk management policies and procedures with regard to identification of the Company’s principal risks and implementation of appropriate systems and controls to manage such risks including an assessment of the adequacy of insurance coverage maintained by the Company.
Periodically review the Company’s policies and procedures for reviewing and approving or ratifying related-party transactions.
External Audit
Recommend to the Board a firm of external auditors to be nominated for appointment as the external auditor of the Company.
Ensure the external auditors report directly to the Committee on a regular basis.
Review the independence of the external auditors.
Review and recommend to the Board the fee, scope and timing of the audit and other related services rendered by the external auditors.
Review the audit plan of the external auditors prior to the commencement of any audit. Establish and maintain a direct line of communication with the Company’s external auditors.
Meet in camera with only the auditors, senior executives of the Company, or the Members, where and to the extent that, such parties are present, at any meeting of the Committee.
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Oversee the work of the external auditors of the Company with respect to preparing and issuing an audit report or performing other audit or review services for the Company, including the resolution of issues between senior executives of the Company and the external auditors.
Review the results of the external audit and the external auditor’s report thereon, including, discussions with the external auditors as to the quality of accounting principles used and any alternative treatments of financial information that have been discussed with senior executives of the Company and any other matters.
Review any material written communications between senior executives of the Company and the external auditors and any significant disagreements between the senior executives and the external auditors.
Discuss with the external auditors their perception of the Company’s financial and accounting personnel, records and systems, the cooperation which the external auditors received during their course of their review and availability of records, data and other requested information and any recommendations with respect thereto.
Discuss with the external auditors their perception of the Company’s identification and management of risks, including the adequacy or effectiveness of policies and procedures implemented to mitigate such risks.
Review the reasons for any proposed change in the external auditors which is not initiated by the Committee or Board and any other significant issues related to the change, including the response of the incumbent auditors, and enquire as to the qualifications of the proposed auditors before making its recommendations to the Board.
Review annually a report from the external auditors in respect of their internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the external auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors, and any steps taken to address any such issues.
Associated Responsibilities
Monitor and periodically review the Whistleblower Policy of the Company and associated procedures for:
•
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•
the confidential, anonymous submission by directors, officers and employees of the Company of concerns regarding questionable accounting or auditing matters; and

•
if applicable, any violations of applicable law, rules or regulations that relates to corporate reporting and disclosure, or violations of the Company’s Code of Ethics.

Review and approve the Company’s hiring policies regarding employees and partners, and former employees and partners, of the present and former external auditors of the Company.
Non-Audit Services
Pre-approve all non-audit services to be provided to the Company or any subsidiary entities by its external auditors or by the external auditors of such subsidiary entities. The Committee may delegate to one or more of its Members the authority to pre-approve non-audit services but pre-approval by such Member or Members so delegated shall be presented to the full Committee at its first scheduled meeting following such pre-approval.
Other Duties
Direct and supervise the investigation into any matter brought to its attention within the scope of the Committee’s duties. Perform such other duties as may be assigned to it by the Board from time to time or as may be required by applicable law.
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Section 5   The Committee Chair
In addition to the responsibilities of the Chair described above, the Chair has the primary responsibility for overseeing and reporting on the evaluations to be conducted by the Committee, as well as monitoring developments with respect to accounting and auditing matters in general and reporting to the Committee on any related significant developments.
Section 6   Committee Evaluation
The performance of the Committee shall be evaluated by the Board as part of its regular evaluation of the Board committees.
Section 7   Access to Information and Authority to Retain Independent Advisors
The Committee shall be granted unrestricted access to all information regarding the Company that is necessary or desirable to fulfill its duties and all directors of the Company, officers and employees will be directed to cooperate as requested by Members. The Committee has the authority to retain, at the Company’s expense, independent legal, financial, and other advisors, consultants and experts to assist the Committee in fulfilling its duties and responsibilities, including sole authority to retain and to approve their fees. The Committee shall select such advisors, consultants and experts after taking into consideration factors relevant to their independence from management and other relevant considerations.
The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the external advisers, in accordance with its business judgment. Members are entitled to rely, absent knowledge to the contrary, on the integrity of the persons and organizations from whom they receive information, and on the accuracy and completeness of the information provided. Nothing in this Charter is intended or may be construed as imposing on any member of the Committee or the Board a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject under applicable law.
The Committee also has the authority to communicate directly with internal and external auditors. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or comply with IFRS and other applicable requirements. These are the responsibilities of the senior executives of the Company responsible for such matters and the external auditors. The Committee, the Chair and any Members identified as having accounting or related financial expertise are members of the Board, appointed to the Committee to provide broad oversight of the financial, risk and control related activities of the Company, and are specifically not accountable or responsible for the day to day operation or performance of such activities. Although the designation of a Member as having accounting or related financial expertise for disclosure purposes is based on that individual’s education and experience, which that individual will bring to bear in carrying out his or her duties on the Committee, such designation does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation. Rather, the role of a Member who is identified as having accounting or related financial expertise, like the role of all Members, is to oversee the process, not to certify or guarantee the internal or external audit of the Company’s financial information or public disclosure. This Charter is not intended to change or interpret the constating documents of the Company or applicable law or stock exchange rule to which the Company is subject, and this Charter should be interpreted in a manner consistent with all such applicable laws and rules.
The Board may, from time to time, permit departures from the terms of this Charter, either prospectively or retrospectively. This Charter is not intended to give rise to civil liability on the part of the Company or its Directors or officers to shareholders, security holders, customers, suppliers, partners, competitors, employees or other persons, or to any other liability whatsoever on their part.
Section 8   Review of Charter
The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for consideration.
Dated:
April 26, 2019

Approved by:
Board of Directors of the Company

5

Form of Proxy — Annual General Meeting to be held on September 20, 2022Trader’s Bank Building 702, 67 Yonge StToronto, ON M5E 1J8Appointment of ProxyholderPrint the name of the person you are appointing if this personI/We being the undersigned holder(s) of Columbia Care Inc. (the “Company”) appointORis someone other than the Management Nominees listed herein:Nicholas Vita, Chief Executive Officer or failing this person, Michael Abbott, ExecutiveChairman.as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Columbia Care Inc. (the “Meeting”) to be held virtually at https://web.lumiagm.com/#/278202795 on September 20, 2022, at 11:00 a.m. (Toronto time) or at any adjournment thereof.1. Election of DirectorsForWithholdForWithholdForWithholda.Nicholas Vitab.Michael Abbottc.Frank Savaged.James A. C. Kennedye.f.Jonathan P. MayJeff Clarkef.Alison Worthingtong.Julie Hillh.Philip Goldberg2. Appointment of AuditorsForAgainstAbstainAn ordinary resolution appointing Davidson & Company LLP as auditor of the Company to hold office until the next annual meeting ofShareholders or until a successor is appointed, and to authorize the directors to fix the auditors’ remuneration.Authorized Signature(s) — This section must be completed for your instructions to be executed.I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.Interim Financial Statements — Check the box to the right if you would like to RECEIVE the Company’s Quarterly Reports on Form 10-Q by mail. See reverse for instructions to sign up for delivery by email.Signature(s):Date//MM / DD / YYAnnual Report — Check the box to the right if you would like to RECEIVE the Company’s Annual Report on Form 10-K by mail.

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 11:00am, Toronto Time, on September 16, 2022. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. Each holder may appoint a proxy holder other then any person designated in this form of proxy to attend and act on the holder’s behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE PRIOR TO 11:00 AM, TORONTO TIME, ON SEPTEMBER 16, 2022: To Vote Your Proxy Online please visit: http://odysseytrust.com/Transfer-Agent/Login and click on VOTE. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy. To Virtually Attend the Meeting: You can attend the Meeting virtually by visiting https://web.lumiagm.com and entering the Meeting ID 278-202-795. For further information on the virtual AGM and how to attend it, please view the Management Information Circular of the Company accompanying this form of proxy. The password to join this meeting is “columbia2022”.
To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail. Shareholder Address and Control Number Here